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                                                                    EXHIBIT 10.6

                                 MUTUAL RELEASE
                                 --------------

     MUTUAL RELEASE dated as of August 4, 1994 (this "Release"), between
                                                      -------
FIDELITY FEDERAL BANK, a Federal Savings Bank ("Fidelity"), CITADEL HOLDING
                                                --------
CORPORATION (the "Guarantor," and together with Fidelity, the "Company"), THE
                  ---------                                    -------
CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) ("Chase"), CONNECTICUT GENERAL LIFE
                                              -----
INSURANCE COMPANY ("Connecticut General"), CIG & CO. ("CIG"), THE MUTUAL BENEFIT
                    -------------------                ---
LIFE INSURANCE COMPANY ("Mutual"), and HEWLETT PACKARD DEFERRED PROFIT SHARING
                         ------
TRUST ("HP," and together with Chase, Connecticut General, CIG and Mutual, the
        --
"Lenders").
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                                R E C I T A L S
                                - - - - - - - -

     A. The Company and the Lenders entered into that certain Loan Agreement dated as of May 15, 1990 (the "Loan Agreement") under which the Company issued
                               --------------
$60,000,000 in 11.68% Subordinated Notes (the "Notes") to the Lenders.
                                               -----
Capitalized terms not otherwise defined herein shall have the meanings set forth in the Letter Agreement, as defined below.

     B. The Company intends to consummate a restructuring transaction (the "Restructuring") comprised of, among other things, (i) the transfer or
 -------------
disposition in one or more bulk asset sales of a pool consisting primarily of troubled assets with an estimated current aggregate net book value of approximately $465 million and (ii) the sale of, or disposition of a controlling interest in, Fidelity.

     C. On March 4, 1994, Chase commenced an action against Fidelity, the Guarantor and the Chairman of the Board of the Guarantor (the "Chase Action")
                                                               ------------
relating to, among other matters, the effect of the Restructuring on the Company and the indebtedness outstanding under the Loan Agreement.

     D. The Company and the Lenders entered into that certain letter agreement, dated as of June 3, 1994 (the "Original Letter Agreement" or, as amended by
                               -------------------------
Amendment No. 1 and Amendment No. 2, as defined below, and by any amendments subsequent thereto, the "Letter Agreement") pursuant to which the Company
                         ----------------
tendered, and the Lenders accepted, on the terms provided for thereby, an offer to redeem the Notes and the Chase Action was settled.

     E. The Company and the Lenders entered into a letter agreement dated as of June 20, 1994 ("Amendment No. 1"), pursuant to which the parties amended and/or
                ---------------
waived certain conditions of the Original Letter Agreement.

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     F. On June 20, 1994, Chase filed its Stipulation of Dismissal with respect to the Chase Action.

     G. The Company and the Lenders entered into a letter agreement dated as of July 28, 1994 ("Amendment No. 2"), pursuant to which the parties amended certain
                ---------------
provisions of the Original Letter Agreement.

     H. It is a condition precedent to the closing of the transactions contemplated by the Letter Agreement that the parties hereto execute and deliver this Release.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns, hereby agree as follows:

     1. Upon receipt by the Lenders of all amounts due them under the Letter Agreement, the Lenders hereby fully, forever and irrevocably release, discharge and acquit the Company, and its respective past and present affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of the Company and each such affiliate, and their respective successors, heirs, and assigns (the Company, together with each and all such affiliates, officers, directors, shareholders, agents, employees and other persons and entities shall be collectively referred to hereinbelow as the "Released Company Parties," and each such reference shall refer jointly and
 -------------------------
severally to each and all of the Company, the affiliates and all such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason or what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length, that in any way arise from or out of, are connected with, or relate to the Loan Agreement, the Notes or the administration of the Loan Agreement or the Notes; provided, however, that the execution and delivery of this Release shall not extinguish or cancel the obligations of the Company set forth in the Letter Agreement (the foregoing,

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exclusive of the obligations referred to in the preceding proviso, are each a "Lender Claim" or collectively the "Lender Claims").
            ------------                       -------------

     2. The Company hereby fully, forever and irrevocably releases, discharges and acquits the Lenders, and their respective past and present affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of the Lenders and each such affiliate, and their respective successors, heirs, and assigns (the Lenders, together with each and all such affiliates, officers, directors, shareholders, agents, employees and other persons and entities shall be collectively referred to hereinbelow as the

"Released Lender Parties," and each such reference shall refer jointly and
 ------------------------
severally to each and all of the Lenders, the affiliates and all such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason or what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length, that in any way arise from or out of, are connected with, or relate to the Loan Agreement, the Notes or the administration of the Loan Agreement or the Notes; provided, however, that the execution and delivery of this Release shall not extinguish or cancel the obligations of the Released Lenders set forth in the Letter Agreement (the foregoing, exclusive of the obligations referred to in the preceding proviso, are each a "Company Claim" or collectively the "Company Claims").
                     -------------                       --------------

     3. Each of the Company and the Lenders (each a "Party") irrevocably
                                                     -----
covenants and agrees that it shall forever refrain from initiating, filing, instituting or maintaining any action in respect of or proceeding upon, or encouraging, advising or voluntarily assisting any other person or entity to initiate, file, institute or maintain any action in respect of or proceed upon, any Company Claim or Lender Claim released in paragraph 1 or 2, respectively, above (each a "Claim").
               -----

     4. Each Party represents and warrants that it is the owner of and has not assigned, sold, transferred, or
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otherwise disposed of any of the Claims released by it hereunder.

     5. As further consideration for this Release, each Party, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released herein are not limited to matters that are known or disclosed, and each Party hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which Section provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
     MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     In this connection, each Party hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that are presently unknown, unanticipated, and unsuspected, and it further agrees, represents, and warrants that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge, and acquit the Released Company Parties or Released Lender Parties, respectively (each a "Released Party") released by it hereunder from any such unknown causes
         --------------
of action, claims, demands, debts, controversies, damages, costs, losses, and expenses that in any way arise from or out of, are connected with, or in any way relate to the Loan Agreement, the Notes or the administration of the Loan Agreement or the Notes, except as expressly provided above.

     6. It is understood and agreed that the acceptance of delivery of this Release by the Parties shall not be deemed or construed as an admission of liability by any Released Party, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the within Release, except to the extent of the Company's obligations set forth in the Loan Agreement and the Notes.

     7. Each Party hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and in the preparation of this Release, that it has had this Release fully explained by such counsel,

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

and that it is fully aware of the contents and legal effect of this Release. This Release may be pleaded as a full and complete defense to or be used as the basis for any injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release.

     8. This Release shall be binding upon and for the benefit of the Released Parties and their respective successors, heirs, devisees, executors, affiliates, representatives, assigns, officers, agents, and employees wherever the context requires.

     9. This Release is governed by and shall be construed under the laws of the State of New York. EACH OF THE PARTIES HERETO SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS RELEASE.

     10. This Release may be executed in counterparts, each of which shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

     11. This Release has been duly executed on behalf of each of the undersigned as of the date set forth above.

     12. This Release contains the entire understanding of the Parties with respect to the subject matter hereof and may not be modified except by written instrument signed by all Parties. Execution and delivery of this Release, however, does not invalidate or otherwise limit the effectiveness of that certain Mutual Release dated June 17, 1994 by and between Chase and the Company, which Mutual Release continues to be in full force and effect.

                                 FIDELITY FEDERAL BANK
                                 a Federal Savings Bank

                                 By:  /s/ Godfrey B. Evans
                                     _____________________________
                                 Name:  Godfrey B. Evans
                                       ___________________________
                                 Its:  Executive Vice President
                                      ____________________________

                                 CITADEL HOLDING CORPORATION

                                 By:  /s/ Godfrey B. Evans
                                     _____________________________
                                 Name:  Godfrey B. Evans
                                       ___________________________
                                 Its:  Executive Vice President
                                      ____________________________

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

                                THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)

                                By:  /s/ Pamela Stumpp
                                    --------------------------
                                Name:    Pamela Stumpp
                                      ------------------------
                                Its:     Managing Director
                                     -------------------------

                                CONNECTICUT GENERAL LIFE INSURANCE
                                COMPANY

                                By:  Cigna Investments, Inc
                                    --------------------------
                                Name:  James F. Coggins, Jr.
                                      ------------------------
                                Its:  Managing Director
                                     -------------------------

                                CIG & CO.

                                By:  /s/ James F. Coggins, Jr.
                                    --------------------------
                                Name:  James F. Coggins, Jr.
                                      ------------------------
                                Its:  Partner
                                     -------------------------

                                THE MUTUAL BENEFIT LIFE INSURANCE
                                COMPANY

                                By:  /s/ Walter A. Appel
                                    --------------------------
                                Name:  Walter A. Appel
                                      ------------------------
                                Its:  Vice President
                                     -------------------------

                                HEWLETT-PACKARD DEFERRED PROFIT
                                SHARING TRUST

                                By:  /s/ Elizabeth Obershaw
                                    --------------------------
                                Name:  Elizabeth Obershaw
                                      ------------------------
                                Its:   Manager, Benefit Fund
                                       Investments
                                     -------------------------

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